Supplement Dated June 10, 2022

To The Prospectus Dated April 25, 2022

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

Effective May 16, 2022, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/BlackRock Large Cap Select Growth Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Lawrence Kemp, CFA	September 2013	Managing Director, BlackRock
Phil Ruvinsky	April 2020	Managing Director, BlackRock
Caroline Bottinelli	May 2022	Director, BlackRock

Effective June 2, 2022, in the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” sub-section, “Global Macro Strategy,” for the JNL Multi-Manager Alternative Fund, please delete the first paragraph in the entirety and replace with the following:

Western Asset Management Company, LLC (“Western Asset”) focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed-income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets, including China.

Effective June 2, 2022, in the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL Multi-Manager Alternative Fund, after the last bulleted paragraph please add the following:

•	China risk – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, repatriation of capital, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

Effective June 2, 2022, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” under “Sub-Adviser” for the JNL Multi-Manager Alternative Fund, please add the following:

Sub-Sub-Adviser:

Western Asset Management Company Pte. Ltd.

Effective June 2, 2022, in the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” sub-section, “River Road Small-Mid Cap Value II (SMID II) Strategy,” for the JNL Multi-Manager Small Cap Value Fund, please delete the first paragraph in the entirety and replace with the following:

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River Road Asset Management, LLC (“River Road”) constructs the Small-Mid Cap Value II (SMID II) Strategy by investing primarily in equity securities of small- and mid-capitalization companies that River Road believes are undervalued. The market capitalizations within the SMID II Strategy may vary but they generally range from approximately $500 million to $15 billion at the time of initial purchase. This capitalization range will change over time. The SMID II Strategy may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. The SMID II Strategy may also invest in companies of other market capitalizations, real estate investment trusts (REITs), BDC-RICs, convertible securities, and foreign stocks.

Effective March 31, 2022, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/WCM Focused International Equity Fund, please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Paul R. Black	September 2013	Portfolio Manager and CEO, WCM
Peter J. Hunkel	September 2013	Portfolio Manager, WCM
Michael B. Trigg	September 2013	Portfolio Manager and President, WCM
Sanjay Ayer, CFA	June 2020	Portfolio Manager, WCM
Jon Tringale	March 2022	Portfolio Manager, WCM

Effective June 2, 2022, in the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” sub-section, “Global Macro Strategy,” for the JNL Multi-Manager Alternative Fund, please delete the first paragraph in the entirety and replace with the following:

Western Asset Management Company, LLC (“Western Asset”) focuses under normal circumstances seeking to achieve its investment objective by implementing an opportunistic investing strategy. Western Asset attempts to identify and capitalize on attractive relative-value opportunities principally in fixed-income markets around the globe by investing in a variety of securities and other instruments. The strategy invests in fixed-income securities, up to 50% below investment-grade and up to 50% in un-hedged non-U.S. investments, and may also invest up to 50% emerging markets, including China.

Effective June 2, 2022, in the section, “Additional Information About Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL Multi-Manager Alternative Fund, after the last bullet please add the following:

•	China risk

Effective June 2, 2022, in the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” for the JNL Multi-Manager Alternative Fund, after the first paragraph of the disclosure for “Western Asset Capital Management, LLC,” please add the following:

Western Asset Management Company Pte. Ltd. (“Western Asset Pte. Ltd.”) serves as a Sub-Sub-Adviser to the Fund. Western Asset Pte. Ltd. is located at 1 George Street #23-01, Singapore 049145.

Effective June 2, 2022, in the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” sub-section, “River Road Small-Mid Cap Value II (SMID II) Strategy,” for the JNL Multi-Manager Small Cap Value Fund, please delete the first paragraph in the entirety and replace with the following:

River Road Asset Management, LLC (“River Road”) constructs the Small-Mid Cap Value II (SMID II) Strategy by investing primarily in equity securities of small- and mid-capitalization companies that River Road believes are undervalued. The market capitalizations within the SMID II Strategy may vary but they generally range from approximately $500 million to $15 billion at the time of initial purchase. This capitalization range will change over time. The SMID II Strategy may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. The SMID II Strategy may also invest in companies of other market capitalizations, real estate investment trusts (REITs), BDC-RICs, convertible securities, and foreign stocks.

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Effective May 16, 2022, in the section entitled, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/BlackRock Large Cap Select Growth Fund, after the third paragraph please add the following:

Caroline Bottinelli, Director and research analyst, is a member of the Fundamental Large Cap Growth team within the Fundamental Active Equity business of BlackRock's Active Equity Group. Prior to joining BlackRock in 2016, Ms. Bottinelli completed her Masters of Business Administration degree at Harvard University. Ms. Bottinelli began her investment career as an Equity Research Associate at J.P. Morgan, focusing on the media and entertainment industry. Ms. Bottinelli holds a Bachelor of Science degree in Operations Research and Financial Engineering from Princeton University.

Effective March 31, 2022, in the section entitled, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/WCM Focused International Equity Fund, please delete the second paragraph in the entirety and replace with the following:

The portfolio managers of the Sub-Adviser responsible for the oversight of the Fund are Messrs. Paul R. Black, Peter J. Hunkel, Michael B. Trigg, Sanjay Ayer, and Jon Tringale. Information regarding the portfolio managers of the Fund is set forth below.

Effective March 31, 2022, in the section entitled, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/WCM Focused International Equity Fund, after the sixth paragraph please add the following:

Jon Tringale is a Portfolio Manager. Mr. Tringale joined WCM in 2015. His primary responsibility is portfolio management for WCM’s global, fundamental growth strategies. Since he began his investment career in 2008, Mr. Tringale’s experience includes positions as an Analyst, on the trading floor with Wedbush Securities, and as Vice President at Gerson Lehrman Group. Mr. Tringale earned his B.S. (cum laude) in Finance from San Jose State University (California).

Effective June 1, 2022, in the section entitled, “Management of the Trust,” under, “Management Fee,” please delete the table row for the JNL/WMC Equity Income Fund in the entirety and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser based on Average Daily Net Asset as of December 31, 2021
JNL/WMC Equity Income Fund	$0 to $500 million	.440%
	$500 million to $1 billion	.430%
	Over $1 billion	.420%	0.46%

This Supplement is dated June 10, 2022.

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Supplement Dated June 10, 2022

To The Statement of Additional Information

Dated April 25, 2022

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective May 16, 2022, on pages 185-187, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for BlackRock Investment Management, LLC, under “Portfolio Manager Compensation Structure,” please delete the section in the entirety and replace with the following:

The discussion below describes the portfolio managers’ compensation as of April 30, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell 2500 Growth Index; Russell MidCap Growth Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

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For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

Effective May 16, 2022, on page 188, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for BlackRock Investment Management, LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” for the JNL/Blackrock Large Cap Select Growth Fund, please delete the table in the entirety and replace with the following, which reflects information as of April 30, 2022, for Ms. Bottinelli:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Lawrence Kemp, CFA	Other Registered Investment Companies	12	$35.98 billion	0	$0
	Other Pooled Vehicles	3	$3.18 billion	0	$0
	Other Accounts	0	$0	0	$0

Phil Ruvinsky	Other Registered Investment Companies	14	$39.99 billion	0	$0
	Other Pooled Vehicles	3	$4.12 billion	0	$0
	Other Accounts	0	$0	0	$0

Caroline Bottinelli	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

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Effective May 16, 2022, on pages 188-189, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for BlackRock Investment Management, LLC, under “Conflicts of Interest,” please delete the section in the entirety and replace with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Effective May 16, 2022, on page 189, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for BlackRock Investment Management, LLC, under “Security Ownership of Portfolio Managers for the JNL/BlackRock Large Cap Select Growth Fund as of April 30, 2022,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Lawrence Kemp, CFA	X
Phil Ruvinsky	X
Caroline Bottinelli	X

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Effective March 31, 2022, on page 281, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for WCM Investment Management, LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” for the JNL/WCM Focused International Equity Fund, please delete the table in the entirety and replace with the following, which reflects information as of March 31, 2022:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Paul R. Black	Other Registered Investment Companies	20	$29.29 billion	0	$0
	Other Pooled Vehicles	29	$11.82 billion	4	$803.82 million
	Other Accounts	550	$40.18 billion	8	$1.55 billion

Peter J. Hunkel	Other Registered Investment Companies	21	$31.50 billion	0	$0
	Other Pooled Vehicles	33	$12.40 billion	4	$803.82 million
	Other Accounts	550	$40.18 billion	8	$1.55 billion

Michael B. Trigg	Other Registered Investment Companies	22	$31.50 billion	0	$0
	Other Pooled Vehicles	33	$12.40 billion	4	$803.82 million
	Other Accounts	550	$40.18 billion	8	$1.55 billion

Sanjay Ayer, CFA	Other Registered Investment Companies	24	$32.27 billion	0	$0
	Other Pooled Vehicles	35	$12.88 billion	5	$908.87 million
	Other Accounts	556	$40.41 billion	8	$1.55 billion

Jon Tringale	Other Registered Investment Companies	19	$29.29 billion	0	$0
	Other Pooled Vehicles	28	$11.61 billion	3	$593.25 million
	Other Accounts	550	$40.18 billion	8	$1.55 billion

Effective March 31, 2022, on page 282, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for WCM Investment Management, LLC, under “Security Ownership of Portfolio Managers for the JNL/WCM Focused International Equity Fund as of March 31, 2022,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Paul R. Black	X
Peter J. Hunkel	X
Michael B. Trigg	X
Sanjay Ayer, CFA	X
Jon Tringale	X

Effective June 2, 2022, on page 291, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” under, “Western Asset Management Company Pte. Ltd.,” please delete the first paragraph in the entirety and replace with the following:

Western Asset Company Pte. Ltd., located at located at 1 George Street #23-01, Singapore 049145, serves as Sub-Sub-Adviser to the JNL Multi-Manager Alternative Fund and JNL/Western Asset Global Multi-Sector Bond Fund.

This Supplement is dated June 10, 2022.

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